Virtus Investment Partners, Inc.
Non-GAAP Information and Reconciliations
(Unaudited, dollars in thousands except per share)

Reconciliation of Net Income (Loss) Attributable to Common Stockholders - Diluted, as Adjusted - Revised to Net Income (Loss) Attributable to Common Stockholders - Diluted, as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	12/31/2017	12/31/2018
Net income (loss) attributable to common stockholders, as adjusted - Revised	$9,068	$14,182	$21,970	$23,464	$24,270	$28,249	$33,248	$28,822	$68,684	$114,589
Net income (loss) attributable to common stockholders, as adjusted - Historical	$8,617	$13,353	$19,536	$21,875	$21,826	$24,950	$30,749	$25,763	$63,381	$103,288
Difference A	$451	$829	$2,434	$1,589	$2,444	$3,299	$2,499	$3,059	$5,303	$11,301

A Reflects the after-tax impact of interest and dividend income earned on seed capital and CLO investments

Reconciliation of Earnings Per Share - Diluted, as Adjusted - Revised to Earnings Per Share, as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	12/31/2017	12/31/2018
Earnings per share - diluted, as adjusted - Revised	$1.22	$1.71	$2.59	$2.79	$2.89	$3.36	$3.93	$3.42	$8.43	$13.44
Earnings per share - diluted, as adjusted - Historical	$1.16	$1.61	$2.30	$2.60	$2.59	$2.97	$3.64	$3.06	$7.78	$12.11
Difference A	$0.06	$0.10	$0.29	$0.19	$0.30	$0.39	$0.29	$0.36	$0.65	$1.33

A Reflects the after-tax per share impact of interest and dividend income earned on seed capital and CLO investments

Reconciliation of Net Income (Loss) Attributable to Common Stockholders, GAAP to Net Income (Loss) Attributable to Common Stockholders, as Adjusted - Revised:

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

	Three Months Ended								Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	12/31/2017	12/31/2018
Net income (loss) attributable to common stockholders, GAAP	$10,943	$(2,389)	$16,708	$3,414	$21,216	$20,986	$24,913	$77	$28,676	$67,192
Amortization of intangible assets, net of tax (1)	143	1,124	3,119	3,085	3,626	3,617	4,772	4,684	7,471	16,699
Restructuring and severance, net of tax (2)	—	158	84	—	—	—	—	264	242	264
Acquisition and integration expenses, net of tax (3)	1,001	11,540	3,029	2,059	2,255	1,869	3,144	1,174	17,629	8,442
Other, net of tax (4)	2,209	3,779	2,151	14,389	1,176	2,748	1,836	2,988	22,528	8,748
Seed capital and CLO investment (gains) losses, net of tax (5)	(5,228)	(30)	(3,121)	517	(4,003)	(971)	(1,417)	19,635	(7,862)	13,244
Net income (loss) attributable to common stockholders, as adjusted - Revised	$9,068	$14,182	$21,970	$23,464	$24,270	$28,249	$33,248	$28,822	$68,684	$114,589

Weighted average shares outstanding - diluted	6,773	7,064	8,492	7,433	8,411	8,401	8,456	7,382	7,247	8,527
Preferred stockA	674	1,045	—	980	—	—	—	1,047	897	—
Restricted stock units	—	202	—	—	—	—	—	—	—	—
Weighted average shares outstanding - diluted, as adjusted	7,447	8,311	8,492	8,413	8,411	8,401	8,456	8,429	8,144	8,527

Earnings (Loss) Per Share - Diluted, GAAP	$1.62	$(0.34)	$2.21	$0.46	$2.77	$2.75	$3.19	$0.01	$3.96	$8.86
Earnings (Loss) Per Share - Diluted, as adjusted - Revised	$1.22	$1.71	$2.59	$2.79	$2.89	$3.36	$3.93	$3.42	$8.43	$13.44
A Assumes conversion of preferred shares to common shares at the 20-day volume-weighted average common stock price as of period end, subject to an adjusted conversion ratio range of 0.9100 to 0.7583 resulting in a conversion price range of $109.90 to $131.88 per share as of December 31, 2018

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Reconciliation of Net Income (Loss) Attributable to Common Stockholders, GAAP to Net Income (Loss) Attributable to Common Stockholders, as Adjusted - Historical:

	Three Months Ended								Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	12/31/2017	12/31/2018
Net income (loss) attributable to common stockholders, GAAP	$10,943	$(2,389)	$16,708	$3,414	$21,216	$20,986	$24,913	$77	$28,676	$67,192
Amortization of intangible assets, net of tax (1)	143	1,124	3,119	3,085	3,626	3,617	4,772	4,684	7,471	16,699
Restructuring and severance, net of tax (2)	—	158	84	—	—	—	—	264	242	264
Acquisition and integration expenses, net of tax (3)	1,001	11,540	3,029	2,059	2,255	1,869	3,144	1,174	17,629	8,442
Other, net of tax (4)	2,209	3,779	2,151	14,389	1,176	2,748	1,836	2,988	22,528	8,748
Seed capital and CLO investment (gains) losses, net of tax (5)	(5,679)	(859)	(5,555)	(1,072)	(6,447)	(4,270)	(3,916)	16,576	(13,165)	1,943
Net income (loss) attributable to common stockholders, as adjusted - Historical	$8,617	$13,353	$19,536	$21,875	$21,826	$24,950	$30,749	$25,763	$63,381	$103,288

Weighted average shares outstanding - diluted	6,773	7,064	8,492	7,433	8,411	8,401	8,456	7,382	7,247	8,527
Preferred stockA	674	1,045	—	980	—	—	—	1,047	897	—
Restricted stock units	—	202	—	—	—	—	—	—	—	—
Weighted average shares outstanding - diluted, as adjusted	7,447	8,311	8,492	8,413	8,411	8,401	8,456	8,429	8,144	8,527

Earnings (Loss) Per Share - Diluted, GAAP	$1.62	$(0.34)	$2.21	$0.46	$2.77	$2.75	$3.19	$0.01	$3.96	$8.86
Earnings (Loss) Per Share - Diluted, as adjusted - Historical	$1.16	$1.61	$2.30	$2.60	$2.59	$2.97	$3.64	$3.06	$7.78	$12.11
A Assumes conversion of preferred shares to common shares at the 20-day volume-weighted average common stock price as of period end, subject to an adjusted conversion ratio range of 0.9100 to 0.7583 resulting in a conversion price range of $109.90 to $131.88 per share as of December 31, 2018

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Reconciliation of Interest and Dividend Income, GAAP to Interest and Dividend Income, as Adjusted - Revised:

	Three Months Ended								Twelve Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	12/31/2017	12/31/2018
Interest and dividend income, GAAP	$188	$446	$679	$847	$721	$1,818	$716	$1,744	$2,160	$4,999
Consolidated investment products (6)	660	1,188	3,472	2,022	2,949	3,035	3,132	3,082	7,342	12,198
Interest and dividend income, as adjusted	$848	$1,634	$4,151	$2,869	$3,670	$4,853	$3,848	$4,826	$9,502	$17,197

Notes to Reconciliations:

1.
Amortization of intangible assets - Non-cash amortization expense or impairment expense, if any, attributable to acquisition-related intangible assets, including any portion that is allocated to noncontrolling interests. Management believes that making this adjustment aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions.

2.
Restructuring and severance - Certain expenses associated with restructuring the business, including lease abandonment-related expenses and severance costs associated with staff reductions, that are not reflective of the ongoing earnings generation of the business. Management believes that making this adjustment aids in comparing the Company's operating results with prior periods.

3.
Acquisition and integration expenses - Expenses that are directly related to acquisition and integration activities. Acquisition expenses include transaction closing costs, certain professional fees, and financing fees. Integration expenses include costs incurred that are directly attributable to combining businesses, including compensation, restructuring and severance charges, professional fees, consulting fees, and other expenses. Management believes that making these adjustments aids in comparing the Company’s operating results with other asset management firms that have not engaged in acquisitions.

4. Other - Certain expenses that are not reflective of the ongoing earnings generation of the business. In addition, it includes income tax expense (benefit) items, such as adjustments for uncertain tax positions, changes in tax law, valuation allowances, and other unusual or infrequent items not related to current operating results to reflect a normalized effective rate. Preferred dividends are adjusted as the shares are mandatorily convertible into common shares at the end of three years and the non-GAAP weighted average shares are adjusted to reflect the conversion. Management believes that making these adjustments aids in comparing the Company’s operating results with prior periods.
5. Seed capital and CLO investments (gains) losses - Gains and losses (realized and unrealized) of seed capital and CLO investments. Gains and losses (realized and unrealized) generated by investments in seed capital and CLO investments can vary significantly from period to period and do not reflect the Company’s operating results from providing investment management and related services. Management believes that making this adjustment aids in comparing the Company’s operating results with prior periods and with other asset management firms that do not have meaningful seed capital and CLO investments.
6. Consolidated investment products - Revenues and expenses generated by operating activities of mutual funds and CLOs that are consolidated in the financial statements. Management believes that excluding these operating activities to reflect net revenues and

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

expenses of the Company prior to the consolidation of these products is consistent with the approach of reflecting its operating results from managing third-party client assets.

Virtus Investment Partners, Inc. | One Financial Plaza | Hartford, CT 06103 | www.virtus.com